UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2011

XILINX, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-18548	77-0188631
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive, San Jose, California	95124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 559-7778

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On August 10, 2011, at the Xilinx, Inc. (the “Company”) 2011 Annual Meeting of Stockholders, the Company’s stockholders approved the proposals listed below. The final results for the votes regarding each proposal are also set forth below. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on May 31, 2011.
1.	Elect nine nominees for director to serve on the Board of Directors for the ensuing year or until their successors are duly elected and qualified.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Philip T. Gianos	214,475,340	3,209,710	733,048	21,962,447
Moshe N. Gavrielov	214,514,438	3,154,181	749,479	21,962,447
John L. Doyle	214,551,977	3,141,914	724,207	21,962,447
Jerald G. Fishman	208,137,115	9,571,295	709,688	21,962,447
William G. Howard, Jr.	214,478,310	3,199,448	740,340	21,962,447
J. Michael Patterson	216,810,705	830,161	777,232	21,962,447
Albert A. Pimentel	209,784,096	7,830,613	803,389	21,962,447
Marshall C. Turner	217,044,353	595,903	777,842	21,962,447
Elizabeth W. Vanderslice	214,142,423	3,566,103	709,572	21,962,447
2.	Approve an amendment to the Company’s 1990 Employee Qualified Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
215,905,992	1,730,098	782,008	21,962,447
3.	Approve an amendment to the Company’s 2007 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 4,500,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
167,295,694	50,297,012	825,392	21,962,447
4.	Approve certain provisions of the Company’s 2007 Equity Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended.

Votes For	Votes Against	Abstentions	Broker Non-Votes
209,070,623	8,355,116	992,359	21,962,447
5.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
192,632,417	25,018,249	767,432	21,962,447

6.	Recommend, on an advisory basis, the frequency of votes on the Company’s executive compensation.

One Year	Two Years	Three Years	Abstentions
192,047,518	3,264,700	22,406,846	699,034
Based on these results, the Board of Directors of the Company determined to hold an annual advisory vote on executive compensation.
7.	Ratify the appointment of Ernst & Young LLP as the Company’s external auditors for the fiscal year ended March 31, 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes
236,675,342	3,528,544	176,659	—
8.01. Other Events.
On August 10, 2011, the Board of Directors approved amendments to the Company’s Significant Governance Principles to change the stock ownership requirements for the Company’s executive officers. The revised stock ownership requirements provide as follows:
•	The CEO is required to own Company stock having a value of $2.5 million.

•	Senior Vice Presidents who are Section 16 Executive Officers are required to own Company stock having a value of $750,000.

•	Corporate Vice Presidents who are Section 16 Executive Officers are required to own Company stock having a value of $500,000.

•	The CEO and all other Section 16 Executive Officers must retain half of the shares of Company stock derived from awards of time-based RSUs until their respective ownership requirements are met.
A copy of the revised Significant Governance Principles is available on the Company’s investor relations website at www.investor.xilinx.com.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: August 16, 2011	By:	/s/ Jon A. Olson

Jon A. Olson
Senior Vice President, Finance and Chief Financial Officer